UNITED STATES OF AMERICA SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 SCHEDULE 14A Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. ) Filed by the Registrant ý Filed by a Party other than the Registrant o Check the appropriate box: o Preliminary Proxy Statement o Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)) o Definitive Proxy Statement ý Definitive Additional Materials o Soliciting Material under §240.14a-12 Vista Outdoor Inc. (Name of Registrant as Specified In Its Charter) (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the all boxes that apply): ý No fee required. o Fee paid previously with preliminary materials. o Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! VISTA OUTDOOR INC. 1 VISTA WAY ANOKA, MN 55303 VISTA OUTDOOR INC. 2022 Annual Meeting Vote by July 25, 2022 11:59 PM ET You invested in VISTA OUTDOOR INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on July 26, 2022. Vote Virtually at the Meeting* July 26, 2022 9:00 a.m., CDT Virtually at: www.virtualshareholdermeeting.com/VSTO2022 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # D87730-P67119 Get informed before you vote View the Notice and Proxy Statement and Annual Report to Stockholders online OR you can receive a free paper or email copy of the material(s) by requesting prior to July 12, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Stockholders are encouraged to access and review the proxy materials before voting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. Voting Items Board Recommends D87731-P67119 1. Election of Directors Nominees: 1c. Gerard Gibbons 1a. Michael Callahan 1d. Mark A. Gottfredson 1b. Christopher T. Metz 1e. Bruce E. Grooms 1f. Tig H. Krekel 1g. Gary L. McArthur 1h. Frances P. Philip 1i. Michael D. Robinson 1j. Robert M. Tarola 1k. Lynn M. Utter 2. Advisory Vote to Approve Compensation of Vista Outdoor’s Named Executive Officers 3. Ratification of the Appointment of Vista Outdoor’s Independent Registered Public Accounting Firm for the fiscal year ending March 31, 2023 In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment(s) or postponement(s) thereof. For For For For For For For For For For For For For